UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 16, 2019
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INTERNATIONAL SPEEDWAY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Florida	000-02384		59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

One Daytona Boulevard,	Daytona Beach,	Florida	32114
(Address of Principal Executive Offices)			(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock - $.01 par value	ISCA	NASDAQ	/National Market System
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 16, 2019, International Speedway Corporation (the “Company”) held a special meeting of its shareholders (the “Special Meeting”) to, among other things, consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of May 22, 2019 (the “Merger Agreement”), by and among the Company, NASCAR Holdings, Inc., a Florida corporation (“Parent”), and Nova Merger Sub, Inc., a Florida Corporation. (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. A Proxy Statement, dated September 17, 2019, was sent to the shareholders of the Company as of the record date for the Special Meeting in connection with the Special Meeting (the “Proxy Statement”).
As of the close of business on September 10, 2019, the record date for the Special Meeting, there were 23,874,377 shares of Class A common stock and 19,610,840 shares of Class B common stock issued and outstanding. At the Special Meeting, holders of 37,731,153 votes, or approximately 86.8% of the votes entitled to be cast by the shares of Class A common stock and Class B common stock outstanding as of the record date, were represented in person or by proxy, and, therefore, a quorum was present.
The final voting results for each matter submitted to a vote of the Company’s shareholders at the Special Meeting are set forth below:
Proposal 1: Approval of the Merger Agreement.
(i)    Vote of all shareholders:

For	Against	Abstain	Broker Non-Votes
22,257,446	435,559	313,612	-
(i)    Vote of the Public Shareholders (as defined in the Proxy Statement):

For	Against	Abstain	Broker Non-Votes
4,059,262	435,559	313,612	-
The proposal was approved, having received “for” votes from holders of at least a majority of the aggregate voting power of all outstanding shares, and at least a majority of the aggregate voting power of all outstanding shares held by the Public Shareholders, in each case entitled to vote on the matter.
Proposal 2: Approval, on a Non-Binding Basis, of the Compensation that may become Payable to the Company’s Named Executive Officers in Connection with the Merger:

For	Against	Abstain	Broker Non-Votes
22,204,968	442,837	358,819	-

The proposal was approved, having received “for” votes that exceeded the votes cast against it.
Proposal 3: Adjournment of the Special Meeting, if Necessary or Appropriate:

For	Against	Abstain	Broker Non-Votes
22,033,641	617,045	355,930	-
The proposal was approved, having received “for” votes that exceeded the votes cast against it.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

October 16, 2019	By:	/s/ Benjamin Odom
Benjamin Odom
Vice President - Deputy General Counsel